SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 17, 2004

(Date of earliest event reported)

POTLATCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5313	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100, Spokane WA,	99201
(Address of principal executive offices)	(Zip Code)

509-835-1500

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

(a)	Amendments to Articles of Incorporation or By-laws.

(1)	The effective date of the amendment.

The By-laws of Potlatch Corporation have been amended and restated effective September 17, 2004.

(2)	Description of the provision adopted or changed by amendment and, if applicable, the previous provision.

The By-laws of Potlatch Corporation, as amended through September 17, 2004, are attached hereto as Exhibit 3(ii). The amendments to the By-laws of Potlatch Corporation principally involve the following matters: (i) the place of meetings of stockholders (unless otherwise designated by the board of directors) has been changed to Spokane, Washington from San Francisco, California (Article II, Section 1): (ii) the date of the annual meeting of stockholders (unless otherwise designated by the board of directors) has been changed to the first Monday of May from the first Wednesday of May (Article II, Section 2); (iii) the timing of required advance notice for business to be properly brought before an annual meeting by a stockholder has been changed as provided in Article III, Section 4, whereas advance notice had previously been required no later than February 1 of each year; (iv) the requirement for maintaining a list of stockholders entitled to vote and other information for ten days prior to meetings of stockholders has been removed; (v) the chairman of the board shall preside at all meetings of stockholders and the board (Article IV, Section 5) and the positions of chairman of the board and president have been removed as officer positions (Article VI, Sections 1 and 3); (vi) notice of meetings of the board of directors may be provided by electronic means (Article IV, Section 6); (vii) the timing of advance notice of stockholder nominations for election of directors has been changed as provided in Article IV, Section 11, whereas advance notice had previously been required generally 30 to 60 days prior to a meeting called for the election of directors; and (viii) the written consent to serve if elected must be provide for stockholder nominees for director (Article IV, Section 11). The foregoing is a summary, does not purport to identify every amendment to the By-laws and is qualified in its entirety by reference to the By-laws attached hereto as Exhibit 3(ii), which are incorporated herein by reference.

(b)	Change in Fiscal Year.

Not applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2004

POTLATCH CORPORATION

By:	/S/ MALCOLM A. RYERSE
Malcolm A. Ryerse
Corporate Secretary

EXHIBIT INDEX

Exhibit Document
3(ii)	By-Laws of Potlatch Corporation, as amended through September 17, 2004.